United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2010

Integrated Healthcare Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)
Nevada	0-23511	87-0573331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 N. Tustin Avenue, Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 953-3503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 30, 2010, shareholders of Integrated Healthcare Holdings, Inc. (the “Company”) holding 138,349,832 shares of the Company’s outstanding shares of common stock, constituting a majority of the 255,307,262 shares which were outstanding on such date, took action by written consent to approve a proposal to amend and restate the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company from 500,000,000 to 800,000,000 shares.  The increase was previously approved by the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Healthcare Holdings, Inc.

By:	/s/ Steven R. Blake
Name:	Steven R. Blake
Title:	Chief Financial Officer

Date: July 1, 2010